SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

                     of the Securities Exchange Act of 1934

                                (Amendment No. 1)

Filed by the Registrant [ X ]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement

[  ]   Confidential for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[  ]   Definitive Proxy Statement

[X]  Definitive Additional Materials

[  ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                                BURKE MILLS, INC.

                (Name of Registrant as Specified In Its Charter)

                                       N/A

       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

                                       N/A


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         2)  Aggregate number of securities to which transaction applies:

                                            N/A

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                            N/A

         4)  Proposed maximum aggregate value of transaction:

                                            N/A

         5)  Total fee paid:

                                            N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1)  Amount Previously Paid:

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         2)  Form, Schedule or Registration Statement No.:

                                            N/A

         3)  Filing Party:

                                            N/A

         4)  Date Filed:

                                            N/A


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                                   May 4, 2000

TO:      The Shareholders of Burke Mills, Inc.


         Due  to   unforeseen   circumstances,   the  2000  annual   meeting  of
shareholders of Burke Mills, Inc. scheduled for Tuesday, May 16, 2000 has been postponed.

         A substitute annual meeting for 2000 will be held within the next two to three months, and a formal notice of that meeting together with updated proxy information will be sent to shareholders.

                                   Sincerely,

                                                     Humayun N. Shaikh
                                                     Chairman and CEO